Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of August 22, 2005 (this “Amendment”), to that certain Master Loan and Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”, as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among NC CAPITAL CORPORATION, a California corporation (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century”), NC RESIDUAL II CORPORATION, a Delaware corporation (“NC Residual”), NEW CENTURY CREDIT CORPORATION, a California corporation (“NC Credit”, together with NC Capital, New Century and NC Residual, collectively, the “Borrowers”, each, a “Borrower”), CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company (“Concord”), MORGAN STANLEY BANK, a Utah industrial loan corporation (“MSB”, together with Concord, collectively, the “Lenders”, each, a “Lender”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

RECITALS

The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Lenders have agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be amended, solely during the period (such period, the “Increase Period”) beginning on the Effective Date (defined below) and ending on October 10, 2005 (such ending date, the “Increase Expiration Date”), to temporarily increase the total Commitment of Concord from $1,500,000,000 to 2,500,000,000 (the $1,000,000,000 amount of such increase, the “Temporary Increase Amount”) and to effect certain other agreements and changes, as set forth in this Amendment.

The parties hereto hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, as follows:

SECTION 1. Amendment.

(a) Solely during the Increase Period, Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Maximum Credit” in its entirety and inserting in lieu thereof the following:

“Maximum Credit” shall mean, at any time, an amount equal to $3,000,000,000, as such amount may be reduced in accordance with Section 2.01 hereof, less the aggregate unpaid principal amount of all loans then outstanding under the Existing Loan Agreement.”

(b) From and after the Increase Expiration Date, the then-existing definition of “Maximum Credit” shall be deleted in its entirety and replaced by the following in lieu thereof:

“Maximum Credit” shall mean, at any time, an amount equal to $2,000,000,000, as such amount may be reduced in accordance with Section 2.01 hereof, less the aggregate unpaid principal amount of all loans then outstanding under the Existing Loan Agreement.”

(c) Solely during the Increase Period, Schedule 4 of the Existing Loan Agreement is hereby amended by deleting Schedule 4 in its entirety and inserting in lieu thereof the document attached as Exhibit A hereto.

(d) From and after the Increase Expiration Date, the then-existing Schedule 4 of the Existing Loan Agreement shall be deleted in its entirety and the document attached as Exhibit B hereto shall be inserted in lieu thereof.

SECTION 2. Agreement.

(a) On the Increase Expiration Date, to the extent that the aggregate principal amounts of the Loans made by Concord, expressed as a percentage of the Initial Advance Amount, is greater than Concord’s Commitment Percentage as listed on Schedule 4 to the Existing Loan Agreement, the Borrowers shall, no later than 4:30 p.m., New York City time, remit cash to the Agent, for the account of Concord, to be applied to reduce the Commitment of Concord under Schedule 4 of the Existing Loan Agreement from $2,500,000,000 to $1,500,000,000 such that (i) after giving effect to such payment, the Maximum Credit does not exceed $2,000,000,000 and (ii) the aggregate unpaid principal amount of Loans made by each Lender, expressed as a percentage of the aggregate unpaid principal amount of all Loans outstanding hereunder, shall equal the Commitment Percentage of such Lender as listed on Schedule 4 of the Existing Loan Agreement.

(b) The Temporary Increase Amount shall be evidenced by an amended and restated promissory note, attached hereto as Exhibit C (the “Amended and Restated Promissory Note”). The Amended and Restated Promissory Note amends and restates the promissory note made in favor of Concord executed by the Borrowers in favor of Concord on March 1, 2005, in the amount of $1,500,000,000. Pursuant to subsection (a) above, any amount borrowed under the Amended and Restated Promissory Note which would cause (i) the Maximum Credit to exceed $2,000,000,000 or (ii) the Commitment Percentage of each Lender to differ from the Commitment Percentage, as listed on Schedule 4 of the Existing Loan Agreement, shall be repaid on the Increase Expiration Date.

(c) Any Loans made to the Borrowers during the Increase Period shall be made, first, by Concord as utilization of its Commitment in respect of the Temporary Increase Amount, until fully utilized (“Temporary Increase Loans”), and second, as utilization of the Commitments not taking into account the Temporary Increase Amount, until fully utilized. All repayments of principal of Loans made by the Borrowers during the Increase Period shall be applied, first, to repayment of the Loans that are not Temporary Increase Loans, until repaid in full, and second, to repayment of any Temporary Increase Loans; provided that, notwithstanding the foregoing, on the earlier of (i) the date identified by the Borrowers in a notice delivered to the Lenders that the increase of the Commitments consisting of the Temporary Increase Amount shall be terminated and (ii) the Increase Expiration Date, repayments of principal of the Loans made by the Borrower on such date shall be applied, first, to repayment of Temporary Increase Loans, until repaid in full, and second, to repayment of the Loans that are not Temporary Increase Loans.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date (the “Effective Date”) on which all of the following conditions precedent shall have been satisfied:

3.1 Delivered Documents. On the Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent;

(b) Note. For the account of Concord, the Amended and Restated Promissory Note referenced in Section 2(b), substantially in the form of Exhibit C attached hereto, executed and delivered by a duly authorized officer of each of the Borrowers;

(c) Officer’s Certificate of each Borrower. A certificate of a Responsible Officer of each of the Borrowers, substantially in the form of Exhibit D hereto, dated as of the date hereof, and:

i. attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Borrower in the jurisdiction of its organization,

ii. attaching a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each Borrower authorizing (A) the execution, delivery and performance of this Amendment, and (B) the borrowings contemplated under the Loan Agreement,

iii. certifying that there have been no changes to any of the organizational documents of any Borrower since such documents were last delivered to the Agent under the Existing Loan Agreement, and

iv. certifying as to the incumbency and specimen signature of each officer executing this Amendment certifying as to the authority, incumbency and specimen signature of each officer executing this Amendment;

(d) Legal Opinions. Legal opinions of internal and outside counsel to the Borrowers; and

(e) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

3.2 No Default. On the Effective Date, (i) each Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by such Borrower pursuant to Section 4 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent, as of the date hereof and as of the Effective Date, that it is in compliance in all material respects with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default has occurred or is continuing, and each Borrower hereby confirms and reaffirms in all material respects the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 5. Limited Effect. Except as expressly modified hereby, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Effective Date each reference therein to the “Loan Agreement” shall be deemed to mean the Loan Agreement as defined in this Amendment, each reference in this Amendment to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as modified hereby.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart thereof.

SECTION 7. Reproduction of Documents. This Amendment and all documents relating thereto, except with respect to the Collateral, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

NC CAPITAL CORPORATION, as a Borrower

By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	President

NEW CENTURY MORTGAGE CORPORATION, as a Borrower

By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President

NC RESIDUAL II CORPORATION, as a Borrower

By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President

NEW CENTURY CREDIT CORPORATION, as a Borrower

By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President

CONCORD MINUTEMEN CAPITAL COMPANY, LLC, as a Lender

By:	/s/ Thomas J. Irvin
	Name:	Thomas J. Irvin
	Title:	Manager

MORGAN STANLEY BANK, as a Lender

By:	/s/ Andrew Neuberger
	Name:	Andrew Neuberger
	Title:	VP

MORGAN STANLEY MORTGAGE CAPITAL INC., as Agent

By:	/s/ Andrew Neuberger
	Name:	Andrew Neuberger
	Title:	VP

Acknowledged by:

NEW CENTURY FINANCIAL CORPORATION, as Guarantor

By:	/s/ Robert K. Cole
	Name:	Robert K. Cole
	Title:	CEO